FORBEARANCE AGREEMENT


         THIS FORBEARANCE AGREEMENT (this "Agreement") is made and entered into as of November 22, 2002, by and among Fleet National Bank ("Fleet"), as Agent for the lenders a party to the Credit Agreement (as hereinafter defined) ("Agent"), Fleet, as Tranche A Lender ("Fleet A"), Senior Debt Portfolio, as Tranche A Lender ("Senior Debt"), Eaton Vance Senior Income Trust, as Tranche A Lender ("Eaton Vance"), Ski Partners 2000, a Delaware general partnership, as Tranche B Lender ("Ski 2000"), Fleet as Tranche B Lender ("Fleet B"; Fleet A, Senior Debt, Eaton Vance, Ski 2000 and Fleet B are hereinafter referred to collectively as the "A/B Lenders"), OHSF ASTC LLC, a Delaware limited liability company, as Tranche C Lender ("OHSF"), Oak Hill Capital Partners, L.P., a Delaware limited partnership as Tranche C Lender ("Oak Hill"; the A/B Lenders, OHSF, and Oak Hill are hereinafter referred to collectively as the "Lenders"), American Skiing Company Resort Properties, Inc., a Maine corporation ("Borrower"), and The Canyons Resort Properties, Inc., a Maine corporation ("Canyons"; Borrower and Canyons are hereinafter referred to collectively as the "Borrower Parties").

                             STATEMENT OF BACKGROUND

         On July 31, 2000 Borrower, Agent, and the Lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 20, 2001 by and among Borrower, the Lenders party thereto and Agent, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2002 by and among Borrower, the Lenders and Agent and that certain Waiver of Events of Default (the "Conditional Waiver Agreement") executed as of April 2, 2002 by and among Borrower, the Lenders and Agent (as amended, and as affected by the Conditional Waiver Agreement, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to the Credit Agreement the Lenders made a loan to Borrower (the "Loan"). The Loan is evidenced by the notes described on Exhibit A attached hereto and by this reference incorporated herein (collectively, the "Notes"). The Loan is secured by, among other things, the documents described on Exhibit B attached hereto and incorporated herein (collectively, the "Security Documents"; the Credit Agreement, the Notes, the Security Documents, and all other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan are sometimes hereinafter referred to collectively as the "Loan Documents"; and the real and personal property encumbered by the Loan Documents is hereinafter referred to collectively as the "Collateral").

         As Borrower acknowledged in the Conditional Waiver Agreement, an Event of Default occurred under the Credit Agreement as a result of (a) the Borrower's failure to pay to Agent, for the benefit of the Lenders, the mandatory principal payment in the amount of $3,750,000.00 due on or before March 30, 2002 pursuant to Section 2.2(a)(i) of the Credit Agreement (the "Payment Event of Default") and (b) the failure of Grand Summit Resort Properties, Inc. ("GSRP"), a subsidiary of Borrower, to pay in full on its maturity sums due under that certain note dated August 20, 2001 to Colorado First/PCL, a Joint Venture (the "GSRP Default"; the Payment Event of Default and the GSRP Default are referred to collectively as the "Designated Events of Default"). Pursuant to the Conditional Waiver Agreement, Agent and the A/B Lenders waived (the "Waiver") the Events of Default under the Credit Agreement which occurred as a result of the Designated Events of Default on and subject to the terms and conditions set forth in the Conditional Waiver Agreement.

         By letter to Borrower from Agent dated May 1, 2002 (the "Demand Letter") Borrower was notified that, pursuant to Paragraph 1 of the Conditional Waiver Agreement, Agent, on behalf of the A/B Lenders, rescinded the Waiver and that, in accordance with the terms of the Conditional Waiver Agreement, each of the Designated Events of Default would automatically be deemed Events of Default as of May 3, 2002. Pursuant to the Demand Letter, Borrower was also notified that Events of Default (collectively, the "Interest Payment Default"; the Designated Events of Defaults and the Interest Payment Default are hereinafter referred to collectively, as the "Existing Defaults") had occurred under the Credit Agreement as a result of Borrower's failure to pay the monthly interest payment due under Credit Agreement on April 1, 2002, in the amount of $324,552.78 on account of accrued interest for March, 2002 and the monthly interest payment due under the Credit Agreement on April 30, 2002, in the amount of $314,083.32 on account of accrued interest for April 2002. In the Demand Letter, Agent further notified Borrower that the A/B Lenders agreed that, notwithstanding anything to the contrary contained in Paragraph 3 of the Conditional Waiver Agreement or the Loan Documents, Borrower had the right to cure the Existing Defaults at any time on or before 5:00 p.m. (Atlanta, Georgia time) on May 17, 2002 (the "Cure Period Expiration Time") and Agent demanded, among other things, that Borrower cure the Existing Defaults on or prior to the Cure Period Expiration Time.

         Borrower failed to cure the Existing Defaults on or prior to the Cure Period Expiration Time. By letter to Borrower from Agent dated May 31, 2002 (the "Acceleration Letter") Borrower was notified that the indebtedness evidenced by the Credit Agreement, the Notes and the other Loan Documents had been and was thereby accelerated and declared immediately due and payable in full and that Agent and the Lenders were entitled to exercise any or all of Agent's and/or Lenders' rights and remedies under the Loan Documents, at law or in equity in connection with the Existing Defaults.

         On July 3, 2002, Paul W. Werner, Esq., as Trustee (the "Utah Trustee"), for the benefit of Agent filed that certain Notice of Default and Election to Sell dated and recorded on July 3, 2002 in the official records of the Summit County, Utah Recorder as Entry No. 623986, in Book 1458, at Page 1360-1363 (the "Sundial Notice of Default") with respect to that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement listed as
Item 1 on Exhibit A attached hereto (the "Sundial Deed of Trust"), and that certain Notice of Default and Election to Sell dated and recorded on July 3, 2002 in the aforesaid records as Entry No. 623984, in Book 1458, at Pages 1350-1355, as amended by Amended Notice of Default and Election to Sell dated July 18, 2002 and recorded on July 22, 2002 in the aforesaid records as Entry No. 625688, in Book 1461, at Pages 544-567 (as amended, the "A-2 Notice of Default"; the Sundial Notice of Default and the A-2 Notice of Default are hereinafter referred to collectively as the "Notices of Default") with respect to that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement listed as Item 8 on Exhibit A attached hereto (the "A-2 Deed of Trust"; the Sundial Deed of Trust and the A-2 Deed of Trust are hereinafter referred to collectively as the "Utah Deeds of Trust").

         On September 16, 2002, the following documents were provided to the Routt County, Colorado Public Trustee (the "Colorado Trustee") in connection with the Deed of Trust listed as Item 9 on Exhibit A attached hereto (the "Steamboat Deed of Trust"): (a) Certificate of Ownership pursuant to C.R.S. ss.38-38-101(1)(d), (b) Affidavit re Principal Balance pursuant to C.R.S. ss.38-38-101(1)(e), (c) Notice of Public Trustee's Sale, (d) Public Trustee Certificates of Mailing re Notice of Sale, (e) "Sale/Rule 120 Notice Mailing List", (f) Notice of Rights to Cure or Redeem ("Cure Notice"), (g) Public Trustee Certification of Mailing, and (h) "Rights Notice Mailing List" (collectively, the "Initial Colorado Foreclosure Documents"). On September 30, 2002, the Colorado Trustee issued the Cure Notice. On October 14, 2002 the following documents were provided to the Colorado Trustee in connection with the Steamboat Deed of Trust: (a) Amended Notice of Public Election and Demand for Sale by Public Trustee, (b) Affidavit Re Principal Balance, and (c) Notice of Public Trustee's Sale (collectively, the "Amended Colorado Foreclosure Documents"; the Initial Colorado Foreclosure Documents and the Amended Colorado Foreclosure Documents are hereinafter referred to collectively as, the "Colorado Foreclosure Documents"). On October 27, 2002, November 3, 2002, November 10, 2002 and November 17, 2002 the Colorado Trustee published the notice of the trustee's foreclosure sale pursuant to the Steamboat Deed of Trust in the Steamboat Pilot (the "Colorado Foreclosure Notice").

         Borrower has requested, and Agent and the Lenders have agreed, that, subject to the terms, conditions and provisions of this Agreement, Agent and the Lenders shall forbear from publishing any notice of foreclosure sale with respect to any of the Collateral and from exercising certain other rights and remedies as expressly set forth herein and Agent shall request that the Utah Trustee and the Colorado Trustee forbear from any such publication and from otherwise pursuing any trustee sale or foreclosure sale until December 22, 2002 (the "Termination Date"), or the earlier occurrence of a "Termination Event" (as defined in Section 5.01).

                             STATEMENT OF AGREEMENT

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) in hand paid, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do covenant and agree as follows:

                                   ARTICLE I
                  ACKNOWLEDGMENTS, WARRANTIES & REPRESENTATIONS

         The Borrower Parties, and each of them, jointly and severally, acknowledge, agree, warrant, and represent to Agent and the Lenders as follows:

         1.01 Authority.

              (a) Authority of Borrower. That Borrower is a duly organized, validly existing corporation in good standing under the laws of the State of Maine; that Borrower has the power and authority to execute, deliver, and perform its obligations under this Agreement; that the execution, delivery, and performance of this Agreement by Borrower have been consented to and approved by all necessary parties; that the execution, delivery and performance of this Agreement by Borrower does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Borrower, or (ii) result in a breach or constitute or cause a default under any indenture, agreement, lease, or instrument to which Borrower is a party; and that Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or, to the best of the Borrower Parties' knowledge and belief, any indenture, agreement, lease, or instrument material to the operation of the Borrower's business or the Collateral, except for the matters set forth on Exhibit "C" attached hereto and made a part hereof.

              (b) Authority of Canyons. That Canyons is a duly organized, validly existing corporation in good standing under the laws of the State of Maine; that Canyons has the power and authority to execute, deliver, and perform its obligations under this Agreement; that the execution, delivery, and performance of this Agreement by Canyons has been consented to and approved by all necessary parties; that the execution, delivery and performance of this Agreement by Canyons does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Canyons, or (ii) result in a breach or constitute or cause a default under any indenture, agreement, lease, or instrument to which Canyons is a party; and that Canyons is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award, or, to the best of the Borrower Parties' knowledge and belief, any such indenture, agreement, lease, or instrument, except for the matters set forth on Exhibit "C" attached hereto and made a part hereof material to the operation of the Canyon's business or the Collateral.

         1.02 Status of Loan.

              (a) Loan Documents. That the Loan Documents to which each of the Borrower Parties is a party constitute valid and legally binding obligations of the Borrower Parties and are enforceable against the Borrower Parties and the Collateral in accordance with their terms; that, except as may be expressly provided in this Agreement, this Agreement is not intended to be, and shall not be deemed or construed to be, a modification, amendment, or waiver of the Loan or the Loan Documents, or any of them; that the Borrower Parties have no defenses, setoffs, objections, claims, counterclaims, or causes of action of any kind or nature whatsoever with respect to the Loan or the Loan Documents or the indebtedness evidenced and secured thereby; and that the Borrower Parties do hereby expressly waive, release, and relinquish any and all such defenses, setoffs, objections, claims, counterclaims, and causes of action.

              (b) Indebtedness. That, as of November 20, 2002, (i) the outstanding principal balance of the Loan was$53,799,999.16, (ii) interest, default charges and late fees in the aggregate amount of $14,833,501.41 had accrued and remained outstanding under the Loan Documents, and (iii) interest on the foregoing principal balance continued to accrue and shall hereafter accrue in accordance with the terms of the Credit Agreement at the default interest rate provided for thereunder.

              (c) No Satisfaction, Novation, Release or Waiver. That an Event of Default has occurred and is continuing under the Credit Agreement as a result of the Existing Defaults, that the Loan has been accelerated in accordance with the terms of the Loan Documents and is now due and payable in full, that Agent was authorized to and has properly initiated foreclosure proceedings under the Utah Deeds of Trust, and the Steamboat Deed of Trust, and that any and all notices thereof required to be sent to the Borrower Parties, or any of them, under the Loan Documents and applicable law have been properly and timely provided by the sending of the Demand Letter, the Acceleration Letter and the Colorado Foreclosure Documents and the mailing and recording and service of the Notices of Default; that the three (3) month statutory reinstatement period that commenced with the filing of the Notices of Default has expired; that this Agreement is not intended to be, and shall not be deemed or construed to be, a cure, satisfaction, reinstatement, novation, or release of the Loan or the Loan Documents, or any of them, or a waiver by Agent or the Lenders of any of the rights of Agent or the Lenders under the Loan Documents, or any of them, or at law or in equity; that the Loan is and shall remain immediately due and payable in full notwithstanding this Agreement; and that, except as otherwise expressly provided in this Agreement, Agent and the Lenders reserve all of their rights and remedies under the Loan Documents, at law, and in equity in connection with the Existing Defaults and any other Defaults or Events of Default that may now or hereafter exist.

              (d) Assignment of Leases and Rents. That the documents listed as Items 1, 4, 8, 9, 10, 11, and 12 on Exhibit B attached hereto constitute an unconditional, current, perfected assignment of rents, issues, and profits from the Collateral encumbered by such Security Documents, and all actions, if any, taken by Agent to exercise or invoke its rights to collect such rents, issues, and profits have been duly and properly taken by Agent; that, except as expressly provided in this Agreement, neither this Agreement nor any actions taken by any parties pursuant to this Agreement shall be deemed in any way whatsoever to revoke any such actions or to reinstate any rights of Borrower to collect such rents, it being the express intent of Borrower and Agent that Agent's security interests in such rents pursuant to such Security Documents remain and shall at all times remain perfected; and that Agent's rights under such Security Documents remain and shall at all times remain duly and properly exercised to the extent so exercised.

         1.03 Title to Collateral and Legal Proceedings. That except as set forth on Exhibit "C" attached hereto and made a part hereof, there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions, or other legal or equitable actions or proceedings against the Borrower Parties, or the Collateral or any liens, claims of lien, or other encumbrances against the Collateral, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Collateral, or any agreements to convey any portion of the Collateral, or any rights thereto to any person or entity not disclosed herein, including, without limitation, any government or governmental agency.

                                   ARTICLE II
                          COVENANTS OF BORROWER PARTIES

         The Borrower Parties, and each of them, jointly and severally, covenant and agree with Agent and the Lenders that:

         2.01 Notice of Proceedings. The Borrower Parties shall notify Agent in writing, promptly upon learning thereof, of the institution of any suit, administrative proceeding, adversary proceeding, or other legal proceedings (including, without limitation, any garnishments, attachments, or similar proceedings) which may affect the Collateral or the Borrower Parties.

         2.02 Further Assurances. The Borrower Parties, and each of them, shall execute and deliver to Agent such agreements, instruments, documents, financing statements, and other writings as may be reasonably requested from time to time by Agent to perfect and to maintain the perfection of Agent's security title and security interest in and to the Collateral and to consummate the transactions contemplated by or in the Loan Documents.

         2.03 Access to Collateral, Etc. The Borrower Parties shall provide to Agent and the Lenders, or their respective agents, representatives, or designees, at all times during normal business hours, access to the Collateral and to the books and records of the Borrower Parties relating to the Collateral.

         2.04 Modifications. None of the Borrower Parties shall directly or indirectly take any action of any kind or nature whatsoever seeking in whole or in part to modify, alter, or diminish the force or effect of any of the terms and conditions of this Agreement. The foregoing shall not be construed as prohibiting any of the Borrower Parties from requesting that Agent agree to modify this Agreement, but the Borrower Parties specifically understand and agree that Agent shall have no obligation of any kind to consent to any such requested modification and that no modification shall exist or be deemed to exist unless and until such time as all parties have executed and delivered complete documentation evidencing any such modification.

                                  ARTICLE III
                                LENDER COVENANTS

         3.01 Forbearance Covenant.

              (a) Forbearance Covenant. Subject to the limitations set forth in
Section 3.01(b), (c) and (d) below, Agent and the Lenders covenant and agree that, notwithstanding the rights provided to Agent and the Lenders under the Loan Documents and the applicable laws of the states in which the Collateral is located, until the earlier to occur of (a) December 22, 2002 or (b) a Termination Event, neither Agent nor any Lender shall record, post, mail or publish (or, in the case of the Steamboat Deed of Trust, other than successfully completing the publication and notice requirements required under Colorado law in connection with the foreclosure of the Steamboat Deed of Trust by having the notice of trustee's foreclosure sale published in the Steamboat Pilot on November 24, 2002, continue to publish) any notice of foreclosure sale of the Collateral, notice a Rule 120 hearing or take any action to conduct a Rule 120 hearing in connection with the foreclosure of the Steamboat Deed of Trust, conduct any foreclosure sale of the Collateral, take any action to realize on any of the Collateral or file a lawsuit against the Borrower seeking payment of the Loan, and Agent or its counsel shall request that the Utah Trustee and the Colorado Trustee so forbear (the foregoing covenant, subject to the terms and conditions of this Agreement, being herein referred to as the "Forbearance Covenant"). Agent agrees that if the Utah Trustee or the Colorado Trustee fails to so forbear, Agent shall take commercially reasonable action to cause the Utah Trustee or Colorado Trustee, as applicable, to so forbear. The Borrower Parties acknowledge that the Forbearance Covenant shall not prohibit Agent or its counsel from requesting that the Colorado Trustee postpone the foreclosure sale under the Steamboat Deed of Trust or the publication by the Colorado Trustee of any such postponement or the taking of any other action by the Colorado Trustee to postpone such foreclosure sale. Agent agrees to cause its counsel to request that the Colorado Trustee postpone the foreclosure sale under the Steamboat Deed of Trust to a date not earlier than December 23, 2002. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER THE AGENT NOR ANY OF THE LENDERS COMMITS ITSELF TO ENTER INTO ANY ADDITIONAL AGREEMENTS OF ANY KIND WITH ANY OF THE BORROWER PARTIES, INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, MODIFICATIONS, REINSTATEMENTS, ADDITIONAL FORBEARANCE AGREEMENTS, OR ANY OTHER AGREEMENTS.

              (b) Termination of Forbearance Covenant. The Borrower Parties expressly acknowledge and agree that, immediately upon the earlier to occur of
(a) December 22, 2002 or (b) a Termination Event hereunder, Agent and the Lenders shall have the right, at any time and from time to time, to exercise any and all rights and remedies available against the Borrower Parties, or any of them, and against the Collateral under this Agreement, the Loan Documents, and at law or in equity, to the same extent as Agent and the Lenders would be entitled if the Forbearance Covenant had never been part of this Agreement.

              (c) Limitations on Applicability. The Borrower Parties understand and specifically acknowledge and agree that the Forbearance Covenant does not relate or extend to any actions that Agent or the Lenders may take under the Loan Documents, at law or in equity, to preserve and protect any of the Collateral or the interests of Agent and the Lenders in the Collateral, including, without limiting the generality of the foregoing, the filing of actions (other than foreclosure actions), or the defending of or intervention in actions (such as foreclosure proceedings) brought by third parties or by any of the Borrower Parties, relating to any such Collateral or the interests of Agent or the Lenders therein and the sending of notices to any persons or entities concerning the existence of security interests or liens in favor of Agent or the Lenders relating to the Collateral.

              (d) No Waiver with Respect to Notices of Default. Anything to the contrary herein notwithstanding, the Borrower Parties acknowledge and agree that neither the Forbearance Covenant nor any other provision of this Agreement shall impair or invalidate the Notices of Default or the expiration of the three (3) month reinstatement period that commenced with the recording of the Notices of Default and shall not in any way waive any existing Event of Default or diminish, alter, abrogate, or adversely affect any of Agent's or the Lender's rights or remedies under the Loan Documents, the Notices of Default or applicable law, including, without limitation the recording, posting, mailing or publishing of a notice of foreclosure sale of the Collateral, on account of the expiration of the reinstatement period under the Utah Deeds of Trust (except as expressly limited by Section 3.01(a)). Without limiting the generality of the foregoing, all waiver provisions contained in the Loan Documents shall remain in full force and effect and no rights of Agent or the Lenders under the Loan Documents or applicable law shall be deemed to have been waived by Agent, except as expressly provided in Section 3.01(a) of this Agreement.

                                   ARTICLE IV
                             CONTEMPORANEOUS EVENTS;
                         RELEASE AND COVENANT NOT TO SUE

         4.01 Release and Covenant Not To Sue. The Borrower Parties, and each of them, jointly and severally, on behalf of themselves and all of their respective heirs, successors, and assigns, do hereby remise, release, acquit, waive, satisfy, and forever discharge Agent and the Lenders, their predecessors-in-interest, their respective subsidiaries and affiliates, and all of their respective past, present, and future officers, directors, employees, agents, representatives, servicers, attorneys, participants, heirs, successors, and assigns (collectively, the "Lender Parties") from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands, and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which the Borrower Parties, or any of them, now has or hereafter can, shall, or may have by reason of any matter, cause, or thing from the beginning of the world to and including the date of this Agreement, including specifically, but without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, the administration or funding thereof, (b) the Loan Documents or the indebtedness evidenced and secured thereby, (c) the Collateral or the development, financing, and operation thereof, and (d) any other agreement or transaction between the Borrower Parties, or any of them, and Agent or the Lenders or any subsidiary or affiliate of Agent or the Lenders; and the Borrower Parties, jointly and severally, for themselves and all of their respective heirs, successors, and assigns, hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties, by reason of or in connection with any of the foregoing matters, claims, or causes of action. Agent and the Lenders acknowledge and agree that the foregoing release and covenant not to sue does not apply to any claims or causes of action arising out of or resulting from any breach by Agent or the Lenders of any of Agent's or the Lenders' obligations under this Agreement or any other act of Agent or the Lenders first occurring after the date hereof.

                                   ARTICLE V
                          TERMINATION EVENTS; REMEDIES

         5.01 Termination Events. For purposes of this Agreement, each of the following shall constitute a "Termination Event":

              (a) Misrepresentations. Any representation or warranty of any of the Borrower Parties in this Agreement shall be untrue or inaccurate in any material respect.

              (b) Defaults Under Loan Documents. Except as expressly provided below, the occurrence or existence of any default or event of default, "Default" or "Event of Default" under any of the Loan Documents or the breach, default under, or failure to fully perform any of the covenants, agreements, or obligations under any of the Loan Documents, other than the failure to make payment of the full amount of the indebtedness evidenced and secured thereby (or any payments of principal, interest or fees required under the terms of the Loan Documents), and the failure of the applicable Borrower Party to cure such default, event of default, "Default" or "Event of Default" or breach within any applicable cure period specified therein. Notwithstanding the foregoing, the occurrence of any of the following events shall not constitute a Termination
Event: (i) the failure of the Borrower Parties to pay taxes or due diligence expenses when as and if required under the Loan Documents, (ii) any default arising from the failure of the Borrower Parties to timely submit a Budget or from the fact that no Approved Budget exists, (iii) any mechanic's or materialman's lien having been placed on the Collateral which is junior to the lien of the Lenders or any tax lien is filed against the Collateral as a result of the non-payment of taxes, (iv) the filing of a lis pendens against the Collateral encumbered by the Steamboat Deed of Trust as a result of the lawsuit pertaining to the alleged breach of the sales contract pertaining thereto, (v) the existence of the GSRP Default, (vi) the non-compliance of the Borrower Parties with the financial covenants of Article VIII of the Credit Agreement,
(vii) the failure of the Borrower Parties to have heretofore delivered the financial reports required under Article VII of the Credit Agreement, (viii) the occurrence of a material adverse effect on the Borrower Parties resulting from any of the foregoing or the acceleration of the Loan, (ix) the modification by GSRP of the Textron loan documents in September, 2002 pursuant to and as evidenced by documentation previously provided to Agent, or (x) the occurrence of any non-monetary default under the Textron loan documents which does not result in the acceleration of the indebtedness thereunder. The Borrower Parties acknowledge and agree that notwithstanding the fact that the occurrence of any of the foregoing events does not constitute a Termination Event, Agent and the Lenders are not waiving and have not waived any "Default" or "Event of Default" under any of the Loan Documents heretofore occurred or hereafter occurring as a result of any such event or events and Agent and the Lenders reserve all rights and remedies as a result thereof.

              (c) Judgments Any judgment in an amount in excess of $75,000 shall be rendered against the Borrower Parties, or any of them.

              (d) Certain Insolvency Events. Any of the Borrower Parties shall file any voluntary petition under any chapter of the United States Bankruptcy Code, Title 11 U.S.C.A. (the "Bankruptcy Code"), or shall file any petition for dissolution or liquidation, or shall in any manner seek any relief under any local, state, federal, or other insolvency laws or other laws providing for relief of debtors; or any of the Borrower Parties shall directly, or in concert, collusion or cooperation with others, cause any involuntary petition under any chapter of the Bankruptcy Code to be filed against any of the Borrower Parties, or shall cause any of the Borrower Parties to become the subject of any dissolution, liquidation, or insolvency proceeding or any other proceeding pursuant to any local, state, federal, or other insolvency laws or other laws providing for relief of debtors; or any of the Borrower Parties shall directly, or in concert, collusion, or cooperation with others, cause the Collateral or any portion thereof or interest therein to become the property of any bankruptcy estate or the subject of any local, state, federal, or other bankruptcy, dissolution, liquidation, or insolvency proceedings; or any of the Borrower Parties shall breach any of the covenants relating to bankruptcy contained in
Article VI, below; or any involuntary petition under the Bankruptcy Code shall be filed against any of the Borrower Parties, and such involuntary petition shall remain undismissed for a period of thirty (30) days; or any of the Borrower Parties shall become the subject of any dissolution, liquidation, or insolvency proceeding or any other similar proceeding pursuant to any local, state, federal, or other insolvency laws or other laws providing for relief of debtors, which proceeding is not dismissed within thirty (30) days of the commencement of such proceeding; or the Collateral, or any portion thereof or interest therein, shall become the property of any bankruptcy estate or the subject of any local, state, federal, or other bankruptcy, dissolution, liquidation, or insolvency proceedings and shall not be released from such estate or proceedings within thirty (30) days from the date upon which the Collateral became the property of such estate or the subject of such proceedings.

              (e) Breach of Other Covenants. Any of the Borrower Parties shall breach, default under, or fail to fully perform any of their respective covenants, agreements, and obligations under this Agreement.

         5.02 Lender's Rights Upon Occurrence of Termination Event. Upon the earlier to occur of (a) December 22, 2002 or (b) the occurrence of a Termination Event hereunder, the Forbearance Covenant and all of Agent's other obligations under this Agreement shall immediately and without further notice to any of the Borrower Parties terminate and be of no further force or effect, and Agent and the Lenders shall immediately be entitled, without further notice to any of the Borrower Parties, to exercise any or all of Agent's or the Lenders' rights and remedies under this Agreement, the Loan Documents, and at law and in equity (all of such rights and remedies being cumulative), including specifically, but without limitation, the right to take any and all actions which Agent or the Lenders deem necessary or appropriate to foreclose on the Collateral pursuant to the terms of the Loan Documents and applicable law, including, without limitation, noticing the earliest possible nonjudicial foreclosure sale of the Collateral encumbered by the Utah Deeds of Trust (the "Utah Collateral") pursuant to the powers of sale contained in the Utah Deeds of Trust, and proceeding with a notice or notices of foreclosure sale of the Utah Collateral pursuant to the powers of sale contained in the Utah Deeds of Trust without demand or notice to the Borrower Parties except such notice or notices of foreclosure sale as may be required pursuant to the Utah Code Annotated 57-1-25 and 26 (2002 Supplement), to the same extent as Agent and the Lenders would be entitled if the Forbearance Covenant had never been part of this Agreement, and to take any and all other actions deemed necessary or appropriate by Agent or the Lenders in order to vest complete and exclusive ownership, possession, and control of the Collateral in the purchaser or purchasers at any nonjudicial foreclosure sale of the Collateral.

                                   ARTICLE VI
                                   BANKRUPTCY

         6.01 Material Inducement. The Borrower Parties, and each of them, jointly and severally, acknowledge and agree that the representations, warranties, covenants, and agreements contained in this Article VI constitute a material inducement to Agent and the Lenders to enter into this Agreement and the transactions contemplated hereby and that without the inclusion of this
Article VI herein Agent and the Lenders would not have entered into this Agreement.

         6.02 No Fraudulent Intent. The Borrower Parties, and each of them, jointly and severally, hereby acknowledge, warrant, represent, and agree that neither the execution and delivery of this Agreement nor the performance of any actions required hereunder is being consummated by the Borrower Parties with or as a result of any actual intent by the Borrower Parties, or any of them, to hinder, delay, or defraud any entity to which the Borrower Parties, or any of them, are now or will hereafter become indebted.

         6.03 No Bankruptcy Intent. The Borrower Parties represent, covenant, and agree that they do not have any present intent to file any voluntary petition in bankruptcy under any chapter of the Bankruptcy Code or in any manner to seek relief, protection, reorganization, liquidation, dissolution, or similar relief for debtors under any local, state, federal, or other insolvency laws or laws providing for relief of debtors, or in equity, or directly or in concert, collusion, or cooperation with others to cause any of the other Borrower Parties to file any such petition or to seek any such relief.

         6.04 Cash Collateral. The Borrower Parties, and each of them, jointly and severally, hereby acknowledge and agree that the Loan Documents grant Agent fully perfected, choate, and complete first-priority liens on and security interests in, inter alia, all cash, leases, income, rents, issues, and profits of the Collateral, whether existing before or after the commencement of any proceeding under the Bankruptcy Code involving Borrower or the Collateral and that such cash, income, rents, issues, and profits of the Collateral shall constitute cash collateral of Lender within the meaning of Bankruptcy Code
Section 363(a) without the necessity of Lender's taking any further action of any kind or nature whatsoever.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.01 Agent and Lenders. Nothing in this Agreement is intended to, and nothing in this Agreement shall, affect the agreements, rights, duties or obligations of Agent or the Lenders to or among each other under the Credit Agreement and the other Loan Documents. Each Lender represents and agrees that all actions heretofore taken by Agent in connection with the Loan, including without limitation the administration of the Loan, the enforcement of rights and remedies, and the negotiation of this Agreement have been taken at the direction of, or with the consent of, the Required Lenders and otherwise in accordance with the terms of the Loan Documents and no Lender has any claim or cause of action against Agent in connection with or relating to the Loan or the administration thereof.

         7.02 Survival of Provisions. Except as expressly herein provided, the covenants, acknowledgments, representations, agreements, and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

         7.03 No Limitation of Remedies. No right, power, or remedy conferred upon or reserved to or by Agent or Lenders in this Agreement is intended to be exclusive of any other right, power, or remedy conferred upon or reserved to or by Agent or Lenders hereunder or under the Loan Documents or at law or in equity, but each and every remedy shall be cumulative and concurrent and shall be in addition to each and every other right, power, and remedy given hereunder or under the Loan Documents or now or hereafter existing at law or in equity.

         7.04 No Waivers. Except as specifically and expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of any party under the Loan Documents or at law or in equity. No delay or failure on the part of any party hereto in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions hereof. Any party may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement or any portion hereof.

         7.05 No Partnership, Joint Venture, or Agency. This Agreement shall not in any respect be interpreted, deemed, or construed as making Agent or the Lenders a partner or joint venturer with the Borrower Parties or any of them, nor shall it be interpreted, deemed, or construed as making Agent or the Lenders the agent or representative of any of the Borrower Parties. In no event shall Agent or the Lenders be liable for debts or claims accruing or arising against the Borrower Parties or any of them. The relationship of Agent and the Lenders to Borrower is that of "lender" and "borrower."

         7.06 Successors or Assigns. Whenever in this Agreement any party is named or referred to, the heirs, executors, legal representatives, successors, successors-in-title, and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement shall bind and inure to the benefit of their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns, whether so expressed or not.

         7.07 Construction of Agreement. Each party to this Agreement acknowledges that such party has participated in the negotiation of this Agreement and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, dictated, or drafted such provision; that the Borrower Parties, and each of them, at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and the Borrower Parties, and each of them, has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery thereof; that no representations or warranties have been made by or on behalf of Agent or the Lenders, or relied upon by the Borrower Parties, or any of them, pertaining to the subject matter of this Agreement, other than those that are set forth in this Agreement, and all prior statements, representations, and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the matters which are the subject hereof; that all of the terms of this Agreement were negotiated at arm's length and that this Agreement was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and that the execution and delivery of this Agreement is the free and voluntary act of each of the Borrower Parties.

         7.08 No Admissions. The Borrower Parties expressly acknowledge and agree that the waivers, estoppels, releases, and covenants not to sue contained in this Agreement shall not be construed as an admission of wrongdoing, liability, or culpability on the part of Agent or the Lenders or as an admission by Agent or the Lenders of the existence of any claims of any of the Borrower Parties against Agent or the Lenders.

         7.09 Notices. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests, and responses thereto (individually, "Communication") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, and certified with return receipt requested to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith. Any Communication, if given to Agent, must be addressed as follows, subject to change as provided hereinabove:

                           Fleet National Bank
                           115 Perimeter Center Place, N.E.
                           Suite 500
                           Atlanta, Georgia  30346
                           Attn:  Mr. Steven Selbo
                           Phone:  (770) 390-6522
                           Facsimile:  (770) 390-8434

                           With a copy to:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts  02110
                           Attn: Real Estate Division
                           Facsimile:  (617) 434-7108

                           And with a copy to:

                           James Barkin, Esq.
                           McKenna, Long & Aldridge LLP
                           303 Peachtree Street
                           Suite 5300
                           Atlanta, Georgia  30308

and, if given to any of the Borrower Parties, must be addressed as follows, subject to change as provided hereinabove:

                           American Skiing Company Resort Properties, Inc. c/o American Skiing Company
                           136 Heber Avenue, #303
                           Park City, Utah 84060
                           Attn:  Mr. William Fair

                           With a copy to:

                           American Skiing Company Resort Properties, Inc. One Monument Way, 2nd Floor
                           Portland, Maine 04101
                           Attention:  Foster Stewart, General Counsel

         7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         7.11 Waiver of Trial by Jury. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY GIVEN AND RECEIVED BY AGENT, THE LENDERS AND THE BORROWER PARTIES, EACH OF AGENT, THE LENDERS AND THE BORROWER PARTIES HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         7.12 Headings. The headings of the articles, sections, and subsections of this Agreement are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof or thereof.

         7.13 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged, or terminated orally but only by an instrument or instruments in writing and signed by the party against whom the enforcement of the change, modification, waiver, discharge, or termination is asserted.

         7.14 Time of Essence. Time is of the essence of this Agreement.

         7.15 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, as of the day and year first above written.

                                             AGENT:

                                             FLEET NATIONAL BANK, as Agent


                                             By:/s/Steven P. Selbo
                                                --------------------------------
                                                Name:  Steven P. Selbo
                                                Title: Director


                                             LENDERS:

                                             FLEET NATIONAL BANK, as Tranche A
                                             Lender and Tranche B Lender

                                             By:/s/Steven P. Selbo
                                                --------------------------------
                                                Name:  Steven P. Selbo
                                                Title: Director



                                             SENIOR DEBT PORTFOLIO, as Tranche A
                                             Lender

                                             By: Boston Management and Research,
                                                 as Investment Advisor


                                             By:/s/Payson F.Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President


                                             EATON VANCE SENIOR INCOME TRUST, as
                                             Tranche A Lender

                                             By: Eaton Vance Management, as
                                                 Investment Advisor


                                             By:/s/Payson F. Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President


                                             SKI PARTNERS 2000, a Delaware
                                             general partnership, as Tranche B
                                             Lender

                                             By: Eiger Inc., a Delaware
                                                 corporation, its managing
                                                 partner


                                             By:/s/Paul E. Rowsey III
                                                --------------------------------
                                                Name:  Paul E. Rowsey III
                                                Title: President



                                             OHSF ASTC, LLC, a Delaware limited
                                             liability company, as Tranche C
                                             Lender

                                             By:/s/Scott Krase
                                                --------------------------------
                                                Name:  Scott Krase
                                                Title:



                                             OAK HILL CAPITAL PARTNERS, L.P., a
                                             Delaware limited partnership

                                             By:/s/Kevin G. Levy
                                                --------------------------------
                                                Name:  Kevin G. Levy
                                                Title: Vice President of OHCP
                                                       MGP, LLC, General Partner
                                                       of OHCP GenPar, L.P.,
                                                       General Partner

                                             BORROWER:

                                             AMERICAN SKIING COMPANY RESORT
                                             PROPERTIES, INC., a Maine
                                             corporation


                                             By:/s/William J. Fair
                                                --------------------------------
                                                Name:  William J. Fair
                                                Title: President




                                             CANYONS:

                                             THE CANYONS RESORT PROPERTIES,
                                             INC., a Maine corporation


                                             By:/s/William J. Fair
                                                --------------------------------
                                                Name:  William J. Fair
                                                Title: President

                              SCHEDULE OF EXHIBITS

EXHIBIT "A"   -   Notes

EXHIBIT "B"   -   Security Documents

EXHIBIT "C"   -   Legal Proceedings

                                   EXHIBIT "A"

                                    THE NOTES


1. That certain Tranche A Promissory Note dated July 31, 2000 from Borrower to the order of Fleet National Bank ("Fleet") in the original principal amount of TWENTY MILLION and NO/100 Dollars ($20,000,000.00);

2. That certain Tranche A Promissory Note dated July 31, 2000 from Borrower to the order of Eaton Vance Senior Income Trust in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND and NO/100 Dollars ($1,500,000.00);

3. That certain Tranche A Promissory Note dated July 31, 2000 from Borrower to the order of Senior Debt Portfolio in the original principal amount of THIRTEEN MILLION FIVE HUNDRED THOUSAND and NO/100 Dollars ($13,500,000.00);

4. That certain Tranche B Promissory Note dated July 31, 2000 from Borrower to the order of Fleet in the original principal amount of FIVE MILLION and NO/100 Dollars ($5,000,000.00);

5. That certain Tranche B Promissory Note dated July 31, 2000 from Borrower to the order of Ski Partners 2000 in the original principal amount of TWENTY MILLION and NO/100 Dollars ($20,000,000.00);

6. That certain Tranche C Promissory Note dated July 31, 2000 from Borrower to the order of OHSF ASTC, LLC in the original principal amount of TWO HUNDRED FORTY SIX THOUSAND SIX HUNDRED SIXTY SIX and 67/100 Dollars ($246,666.67); and

7. That certain Tranche C Promissory Note dated July 31, 2000 from Borrower to the order of Oak Hill Capital Partners, L.P. in the original principal amount of ELEVEN MILLION SEVEN HUNDRED FIFTY THREE THOUSAND THREE HUNDRED THIRTY THREE and 33/100 Dollars ($11,753,333.33).

                                   EXHIBIT "B"

                               SECURITY DOCUMENTS


1. Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 31, 2000 between Canyons and Agent recorded on August 4, 2000 in the official records of Summit County Recorder, Utah, as Entry No. 00570358 in Book 1328, at Page 723 (Sundial).

2. Collateral Assignment of Declarant's Rights Re: Sundial Lodge at the Canyons Condominiums dated July 31, 2000 between Canyons and Agent recorded August 4, 2000 as Entry No. 570-360, in Book 1328, at Pages 760-767, aforesaid records.

3. Collateral Assignment of Agreements dated July 31, 2000 between Canyons and Agent.

4. Collateral Assignment of Income, Revenues and Rentals dated July 31, 2000 between Canyons and Agent recorded August 4, 2000 as Entry No. 00570359, in Book 1328, at Pages 747-759, aforesaid records.

5. Collateral Assignment of Water Rights and Security Agreement dated July 31, 2000 by Borrower in favor of Agent.

6. Water Stock Pledge Agreement dated July 31, 2000 between Canyons in favor of Agent and Fleet.

7.   Water Stock Pledge Agreement dated July 31, 2000 by Borrower in favor of
Agent.

8. Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated September 4, 1998 between Borrower and Agent recorded December 11, 1998 as Entry No. 524975 in Book 1210, at Page 181, aforesaid records, as amended by as modified and amended by First Modification of Term Loan Notes and Other Lender Documents dated December 4, 1998 recorded January 21, 1999 as Entry No. 528201, in Book 1222, at Page 601, aforesaid records, Second Modification of Lender Agreements dated January 8, 1999 recorded January 21, 1999 as Entry No. 528202, in Book 1222, at Page 608, aforesaid records, First Amendment to Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated April 30, 1999 recorded April 30, 1999 as Entry No. 00537603 in Book 1253, at Pages 332-336, aforesaid records, and July 2000 Modification of Lender Agreements dated July 31, 2000 recorded October 24, 2000 as Entry No. 575376, in Book 1339, at Page 36, aforesaid records (A-2).

9. Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated September 4, 1998 between Borrower and Agent recorded December 11, 1998 at Reception No. 503248 in Deed Book 753, Page 387, Routt County, Colorado records, as modified and amended by First Modification of Term Loan Notes and Other Lender Documents dated December 4, 1998 recorded January 18, 1999 at Reception No. 505021 in Deed Book 754, Page 649, aforesaid records, Second Modification of Lender Agreements dated January 8, 1999 recorded January 18, 1999 at Reception No. 505023 in Deed Book 754, Page 651, aforesaid records, Modification of Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated January 8, 1999 recorded January 18, 1999 at Reception No. 505022 in Deed Book 754, Page 650, aforesaid records and July 2000 Modification of Lender Agreements dated July 31, 2000 recorded August 28, 2000 at Reception No. 532165, aforesaid records (Steamboat).

10. Mortgage Assignment of Leases and Rents, Financing Statement and Security Agreement dated January 8, 1999 between Borrower and Agent recorded February 3, 1999 in Deed Book 177, Page 421, Town of Sherburne, Vermont records, as amended by July 2000 Modification of Lender Agreements dated July 31, 2000 recorded August 30, 2000 in Deed Book 192, Page 530, aforesaid records (Killington).

11. Mortgage Assignment of Leases and Rents, Financing Statement and Security Agreement dated August 20, 2001 between Borrower and Agent recorded September 7, 2001 in Volume 192, Dover, Vermont records (Mt. Snow).

12. Collateral Assignment of Income Revenues and Rentals dated August 20, 2001 between Borrower and Agent (Mt. Snow).

13. Collateral Assignment of Agreements dated August 20, 2001 between Borrower and Agent (Mt. Snow).

14. Pledge Agreement dated July 31, 2000 between Borrower and Agent (deposit accounts).

15. Amended and Restated Stock Pledge Agreement dated January 8, 1999 between Borrower and Agent, as amended by Second Modification of Lender Agreements dated January 8, 1999 and July 2000 Modification of Lender Agreements dated July 31, 2000.

16. Collateral Assignment of Agreements dated September 4, 1998 between Borrower and Agent, as amended by First Modification of Term Loan Notes and Other Lender Documents dated December 4, 1998, Second Modification of Lender Agreements dated January 8, 1999 and July 2000 Modification of Lender Agreements dated July 31, 2000.

17. Grant of Security Interest in Trademarks by Borrower in favor of Agent dated January 8, 1999, as amended by July 2000 Modification of Lender Agreements dated July 31, 2000.

                                   EXHIBIT "C"

                                LEGAL PROCEEDINGS


1. Westgate Resorts, Ltd. has alleged that Borrower is in default of the April 12, 2000 Purchase and Sale Agreement among the parties for failure to construct certain off-site improvements necessary for Westgate to receive certificates of occupancy for its project.


2. Summit County, Utah has alleged that Borrower is in "potential default" of certain of its obligations under The Canyons SPA Development Agreement dated November, 1999.























                                      C-1